April 24, 1998

Dear Shareholder:

     Capital Appreciation Fund provided a total return of +6.25% with distributions reinvested (for A Class at net asset value and Institutional shares) for the six months ended March 31, 1998.
     Approximately two-thirds of Capital Appreciation Fund's net assets were allocated to small and mid-cap stocks as of mid-year. The balance of the Fund was invested in the stocks of large U.S. companies.
     As of March 31, 1998, technology and health care were your Fund's two largest sectors, representing 18.2% and 10.0% of net assets respectively. Since September, some of the Fund's small and mid-cap selections did not perform as well as expected or as well as stocks of large companies. Health care stocks underperformed the overall stock market while technology shares remained volatile.
     We anticipate that Capital Appreciation Fund, established on December 2, 1996, will remain in limited distribution for the balance of fiscal 1998. As of March 31, 1998, the Fund had $2.58 million in net assets.

Cumulative Total Return
                                              Six Months Ended       12 Months Ended      December 2, 1996 to
                                               March 31, 1998         March 31, 1998         March 31, 1998
                                              ---------------------------------------------------------------
Capital Appreciation Fund
  (Institutional Class and
    A Class Excluding Sales Charge)                +6.25%                 +34.09%                +27.12%
  (A Class Including Sales Charge)                 +1.17%                 +27.75%                +21.13%
Russell 2000 Index                                 +6.37%                 +42.16%                +33.88%
Standard & Poor's 500 Index                       +17.21%                 +47.97%                +46.29%

All performance shown above is at net asset value and assumes reinvestment of distributions. Past performance does not guarantee future results. No sales charge or 12b-1 fees were imposed on A Class shares for the periods shown and no B or C Class shares were offered. Performance would have been lower without the fee waiver. Return and share value fluctuate so that shares, when redeemed may be worth more or less than their original cost.

     Thank you for your commitment to Delaware Investments.

     Sincerely,

     /s/ Wayne A. Stork                /s/ Gerald S. Frey
     ------------------                ------------------
     Wayne A. Stork                    Gerald S. Frey
     Chairman                          Vice President/Senior Portfolio Manager

     /s/ Jeffrey J. Nick               /s/ Robert L. Arnold
     -------------------               --------------------
     Jeffrey J. Nick                   Robert L. Arnold
     President and Chief Executive     Vice President/Senior Portfolio Manager
       Officer

Delaware Group Equity Funds IV, Inc. -
Capital Appreciation Fund
Statement of Net Assets
March 31, 1998
(Unaudited)

                                                                    Number of        Market
                                                                     Shares          Value

      COMMON STOCK - 96.27%
      Aerospace & Defense - 2.24%
      AAR                                                            2,100          $57,225
                                                                                  ----------
                                                                                     57,225
                                                                                  ----------
      Automobiles & Auto Parts - 2.93%
      General Motors                                                   600           40,462
      Tenneco                                                          800           34,150
                                                                                  ----------
                                                                                     74,612
                                                                                  ----------
      Banking, Finance & Insurance - 9.57%
      Aon                                                              700           45,325
      Bankers Trust New York                                           300           36,094
      CoreStates Financial                                             500           44,875
      Mellon Bank                                                      600           38,100
      National City                                                    600           43,987
      St. Paul                                                         400           35,650
                                                                                  ----------
                                                                                    244,031
                                                                                  ----------
      Cable, Media, & Publishing - 5.97%
      McGraw-Hill                                                      500           38,031
*     Snyder Communications                                          1,100           51,562
*     World Color Press                                              1,800           62,550
                                                                                  ----------
                                                                                    152,143
                                                                                  ----------
      Chemicals - 1.16%
      Hercules                                                         600           29,625
                                                                                  ----------
                                                                                     29,625
                                                                                  ----------
      Computers & Technology - 18.22%
*     BISYS Group                                                    1,100           38,672
*     BMC Software                                                     700           58,691
*     Compuware                                                      1,200           59,213
*     EMC                                                            1,000           37,812
*     J.D. Edwards                                                   1,500           49,031
*     FlexInternational Software                                     3,300           40,744
*     MMC Networks                                                   2,500           51,406
*     Peerless Systems                                               2,000           36,000
*     PLATINUM Technology                                            2,000           51,612
*     Veritas Software                                                 700           41,475
                                                                                  ----------
                                                                                    464,656
                                                                                  ----------
      Electronics & Electrical - 5.71%
*     Analog Devices                                                 1,500           49,875
*     Micrel                                                         1,300           49,319
*     Sipex                                                          1,400           46,375
                                                                                  ----------
                                                                                    145,569
                                                                                  ----------


      Energy - 2.72%
      Atlantic Richfield                                               500           39,312
      USX-Marathon Group                                               800           30,100
                                                                                  ----------
                                                                                     69,412
                                                                                  ----------
      Environmental Services - 3.29%
      Browning Ferris                                                1,100           35,888
*     USA Waste Services                                             1,075           47,905
                                                                                  ----------
                                                                                     83,793
                                                                                  ----------
      Food, Beverage & Tobacco - 4.60%
*     American Italian Pasta-A                                       1,500           54,188
      ConAgra                                                          700           22,488
      Philip Morris                                                    975           40,645
                                                                                  ----------
                                                                                    117,321
                                                                                  ----------
      Healthcare & Pharmaceuticals - 9.96%
      American Home Products                                           500           47,688
      Bausch & Lomb                                                    600           27,412
      Baxter International                                             600           33,075
*     Health Management Associates Class A                           1,950           55,819
*     Healthsouth                                                    1,600           44,900
*     Phycor                                                         2,000           45,062
                                                                                  ----------
                                                                                    253,956
                                                                                  ----------
      Industrial Machinery - 1.19%
      Camco International                                              500           30,250
                                                                                  ----------
                                                                                     30,250
                                                                                  ----------
      Leisure, Lodging, & Entertainment - 2.70%
*     Papa John's International                                      1,800           68,737
                                                                                  ----------
                                                                                     68,737
                                                                                  ----------
      Real Estate Investment Trusts - 3.55%
      Ocwen Asset Investment                                         2,400           41,025
      Koger Equity                                                   2,200           49,500
                                                                                  ----------
                                                                                     90,525
                                                                                  ----------
      Retail - 9.92%
*     CDnow                                                          2,000           48,063
*     Dollar Tree Stores                                             1,100           58,575
*     General Nutrition                                              1,500           59,531
      May Department Stores                                            600           38,100
*     Viking Office Products                                         2,100           48,694
                                                                                  ----------
                                                                                    252,963
                                                                                  ----------
      Telecommunocations - 5.15%
      GTE                                                              600           35,925
*     PairGain Technologies                                          2,300           55,128
*     Tellabs                                                          600           40,294
                                                                                  ----------
                                                                                    131,347
                                                                                  ----------
      Transportation & Shipping - 1.32%
      Union Pacific                                                    600           33,712
                                                                                  ----------
                                                                                     33,712
                                                                                  ----------
      Utilities - 2.06%
*     AES                                                            1,000           52,438
                                                                                  ----------
                                                                                     52,438
                                                                                  ----------


      Miscellaneous - 4.01%
*     Cendant                                                                           1,442            57,134
      Pitney Bowes                                                                        900            45,169
                                                                                                     ----------
                                                                                                        102,303
                                                                                                     ----------

      Total Common Stock ( cost $2,086,202 )                                                          2,454,618
                                                                                                     ----------


      REPURCHASE AGREEMENTS - 11.65%                                                   Principal         Market
      With J.P. Morgan 5.85% 4/1/98                                                     Amount           Value
           (dated 3/31/98, collateralized by $85,000 U.S.
           Treasury Notes 6.750% due 5/31/99, market value
           $88,842)                                                                   $87,000           $87,000
      With PaineWebber 5.875% 4/1/98
           (dated 3/31/98, collateralized by $49,000 U.S.
           Treasury Notes 6.625% due 6/30/01, market value
           $51,091 and 43,000 U.S. Treaury Notes 6.25%
           due 6/30/98, market value $43,833)                                          93,000            93,000
      With Prudential Securities 5.90% 4/1/98
           (dated 3/31/98, collateralized by $125,000 U.S.
           Treasury Bills due 1/7/99, market value
           $119,959)                                                                  117,000           117,000
                                                                                                    -----------
      Total  Repurchase Agreements
           (cost $297,000)                                                                              297,000
                                                                                                    -----------

      TOTAL MARKET VALUE OF SECURITIES OWNED - 107.92%                                               $2,751,618
           (cost $2,383,202)
      LIABILITES NET OF RECEIVABLES AND
           OTHER ASSETS - (7.92%)                                                                      (201,953)
                                                                                                    -----------
      NET ASSETS APPLICABLE TO 248,595 SHARES
           (0.01 par value) OUTSTANDING - 100.00%                                                    $2,549,665
                                                                                                    ===========

      NET ASSET VALUE - CAPITAL APPRECIATION FUND A CLASS
           ($8,256 / 805 shares)                                                                        $10.26
                                                                                                    ===========
      NET ASSET VALUE - CAPITAL APPRECIATION FUND INSTITUTIONAL CLASS
           ($2,541,409 / 247,790 shares)                                                                $10.26
                                                                                                    ===========
      -------------------------------
      * Non-income producing security

      COMPONENTS OF NET ASSETS AT MARCH 31, 1998:
      Common Stock $0.01 value 200,000,000 shares authorized to the Fund with
           100,000,000 shares allocated to Capital Appreciation Fund Class A,
           25,000,000 shares allocated to Capital Appreciation Fund Class B,
           25,000 shares allocated to Capital Appreciation Fund Class C and
           50,000,000 shares allocated to Capital Appreciation Fund
           Institutional Class                                                                       $2,125,876
      Undistributed net investment income                                                                 5,793
      Accumulated net realized gain on investments                                                       49,580
      Net unrealized appreciation of investments                                                        368,416
                                                                                                    ===========
      Total net assets                                                                               $2,549,665
                                                                                                    ===========

      NET ASSET VALUE AND OFFERING PRICE PER SHARE -
           CAPITAL APPRECIATION FUND A CLASS
      Net Asset Value A Class (A)                                                                        $10.26
      Sales Charge (4.75% of offering or 4.97% of the amount invested
           per share) (B)                                                                                  0.51
                                                                                                    -----------
      Offering price                                                                                     $10.77
                                                                                                    ===========

      -----------------
      (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
      (B) See How to Buy Shares in the current Prospectus for the Purchases of $100,000 or more.

                             See accompanying notes

DELAWARE GROUP EQUITY FUNDS IV, INC. -
CAPITAL APPRECIATION FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1998
(UNAUDITED)

Delaware Group Equity Funds IV, Inc. - Capital Appreciation Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers four classes of shares. The Capital Appreciation Fund A Class carries a front-end sales charge of 4.75%. The Capital Appreciation Fund B Class carries a back-end sales charge. The Capital Appreciation Fund C Class carries a level load deferred sales charge and Capital Appreciation Fund Institutional Class has no sales charge. As of March 31, 1998, only the Capital Appreciation Fund A Class and the Capital Appreciation Fund Institutional Class have commenced operations. The Fund's objective is to provide investors with an investment that has the potential for capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation- Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes- The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements- The Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least

100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Other- Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.75% of the net assets of the Fund and 0.70% for net assets over $1 billion of the Fund less the fees paid to the unaffiliated directors. Total expenses absorbed by DMC for the period ended March 31, 1998 were $16,775. At March 31, 1998, the Fund had a liability for Investment Management fees and other expenses payable to DMC for $10,923.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services for the Fund. For the period ended March 31, 1998, the Fund expensed $1,963 for dividend disbursing and transfer agent services and $464 for accounting services. At March 31, 1998, the Fund had a liability for such fees and other expenses payable to DSC for $3,471.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. No distribution expenses are paid by the Institutional Class. DDLP has elected voluntarily to waive 12B-1 plan fees through November 30, 1998.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments

During the six months ended March 31, 1998, the Fund made purchases of $2,463,365 and sales of $2,038,038 of investment securities other than U.S. government securities and temporary cash investments.

At March 31, 1998, the aggregate cost of securities for federal income tax purposes was $2,386,627.

At March 31, 1998, net unrealized appreciation for federal income tax purposes aggregated $364,991 of which $408,154 related to unrealized appreciation of securities and $43,163 related to unrealized depreciation of securities.

4.    Capital Stock

Transactions in capital shares as follows:

                                                                  10/01/97           12/02/96
                                                                     to                  to
                                                                  03/31/98            09/30/97
                                                                  --------            --------
Shares sold:

Capital Appreciation Fund A Class ....................                 86                 823
Capital Appreciation Fund Institutional Class ........             14,862             235,295

Shares issued upon reinvestment of dividends from net investment income and realized gains:

Capital Appreciation Fund A Class ....................                 44                 --
Capital Appreciation Fund Institutional Class ........             12,270                 225
                                                                 --------            --------
                                                                   27,262             236,343
Shares repurchased:

Capital Appreciation Fund A Class ....................               (124)                (24)
Capital Appreciation Fund Institutional Class ........            (14,862)                 --
                                                                 --------            --------
                                                                  (14,986)                (24)

Net Increase .........................................             12,276             236,319
                                                                 --------            --------
